SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             ----------------------



       Date of Report (Date of earliest event reported): OCTOBER 21, 1999
                                                         ----------------



                          Anything Internet Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)



            COLORADO                000-29994           84-1425882
    -------------------------       ---------      ----------------------
   (State of incorporation or      (Commission        (I.R.S. Employer
         organization)             File Number)     Identification Number)



          3020 North El Paso, Ste. 103, Colorado Springs, CO   80907
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (719) 227-1903
                                                          --------------

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ITEM  5.   OTHER  EVENTS.
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On  October  21,  1999,  the  Registrant  publicly  disseminated a press release announcing a Share Exchange Offer allowing holders of common stock to exchange their shares into shares of $15 Preferred Class A stock at a ratio of two shares of common stock for each share of preferred stock. The Offer ends on November 30, 1999.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.
------     ---------------------------------

(c)        Exhibit.

99.1       The  Registrant's  Press  Release  dated  October  21,  1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ANYTHING  INTERNET  CORPORATION
                                         -------------------------------
(Registrant)



Date: October 21, 1999                   /s/  Robert  C.  Schick
                                         -------------------------------
                                         Robert  C.  Schick
                                         Interim  co-President,
                                         Interim co-Chief Executive Officer and
                                         Chief  Technology  Officer



                                         /s/  Lawrence  A.  Stanley
                                         -------------------------------
                                         Lawrence  A.  Stanley
                                         Interim  co-President  and
                                         Interim  co-Chief  Executive  Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                       Sequential
Number               Description                              Page  Number
------               -----------                              -----------

99.1                 The Registrant's Press Release                3
                     dated  October  21,  1999


[Exhibit  99.1  -  Press  Release]

ANYTHING  INTERNET  ANNOUNCES  SHARE  EXCHANGE  OFFER

Colorado Springs, Colorado - October 21, 1999 -- Anything Internet Corporation (OTC Bulletin Board - ANYI) announces that its Board of Directors has approved a Share Exchange Offer for its stockholders enabling them to exchange their shares of common stock into $15 Convertible Preferred Class A stock. Under the terms of the Offer, for every two shares of common stock tendered stockholders will receive one share of $15 Convertible Preferred Class A stock. Common stock tendered in this Offer will be retired by the Board. The Offer expires on November 30, 1999. The Company anticipates retiring between 1,200,000 and 1,600,000 shares of common stock as a result of the Offer. There are currently 3,080,400 shares issued and outstanding.

The $15 Convertible Preferred Class A stock will bear a 12% annual coupon rate, payable in shares of preferred stock. After holding the shares of preferred stock for a minimum of one-year, the holder may opt to covert it at any time into registered shares of common stock at a ratio of three shares of common stock for each share of preferred stock converted; the Company may also call for the conversion of the preferred stock at any time with a maximum of 60 days notice. Each share of preferred stock carries two votes in any voting matter. The preferred stock will be issued in accordance with Rule 144, and as such will carry certain restrictions and will not be listed on any exchange.

Some of Anything Internet's larger shareholders, including Banyan Corporation (owner of 26% of the outstanding shares as per SEC filings), have endorsed the Offer and indicated strong interest in participating; Banyan anticipates exchanging between 500,000 to 700,000 shares of its 800,000 share holdings. Company insiders and founders have also made pledges to participate in the Offer. The Board encourages all long-term orientated stockholders to participate.

Notices of the Offer will be sent to all registered stockholders. For additional information, contact either investor relations or the Company's transfer agent, Transfer Online, at www.transferonline.com.

Robert Schick, co-founder, Chief Technology Officer and interim co-President and co-CEO, stated, "Today's Exchange Offer was predicated by the recent changes in management. We believe in the Company and its future, and long-term we feel this is a sound strategy for the Company and its stockholders. Myself, my family and the other insiders at Anything Internet, including previous management, have pledged to exchange our holdings as per the terms of the Exchange Offer. I strongly encourage all other like minded shareholders to do the same. No insiders have sold a single share of stock to date nor have any indicated intentions to do so. We all believe our stock is highly undervalued at current levels and look forward to rebuilding stockholder value."

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Anything  Internet Corporation, headquartered in Colorado Springs, Colorado with a business-to-business sales and support office in Tampa, Florida, is a publicly held Internet e-commerce holding company. Through its wholly-owned subsidiaries, Anything Internet operates Internet storefronts AnythingPC.com, AnythingMAC.com, AnythingUNIX.com, anyCOFFEE.com, and AnythingBOOKS.com where it sells over 201,000 different computer hardware, software and peripheral products, more than 200 different specialty coffees and one of the largest selections of books, magazines and music available. Anything Internet's e-commerce enabling technologies provide its customers with exceptional product choices, superior pricing and delivery options, and easy-to-use search and purchase capabilities.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Anything Internet Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planed capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Anything Internet Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Anything Internet's filings with the Securities and Exchange Commission.

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